UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 22, 2003
         ---------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                   1-14771                      04-2962824
             -----------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
        ----------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                   Exhibit Title
           -------                   -------------

           Exhibit 99                Press Release dated July 22, 2003

Item 9. Information Provided under Item 12 (Results of Operations and Financial Condition)
        ------------------------------------------------------------------------

         The information included in this item is provided under Item 12, "Results of Operations and Financial Condition".

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROFINANCIAL INCORPORATED
                                   Registrant



                                   By:   /s/ Richard Latour
                                        ----------------------------------------
                                         Richard Latour
                                         President and Chief Executive Officer

Dated: July 22, 2003